Convertible Notes Payable	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Convertible Notes Payable
9.	Convertible Notes Payable

In January, April, May and July 2013, the Company entered into agreements with Asher Enterprises, Inc. (“Asher”) to four 8% interest bearing convertible notes for $489 due in nine months (“The 8% Convertible Notes”). One hundred eighty days following the date of this note, the holder has the right to convert all or any part of the outstanding and unpaid principal amount of the note into Company’s common shares at a 35% discount rate. In connection with these notes, the Company recorded a $263 discount on debt, related to the beneficial conversion feature of the notes to be amortized over the life of the notes or until the notes were converted or repaid. On August 2, 2013, the Company issued 232,948 shares of common stock to Asher upon conversion of the $153.5 convertible promissory note dated January 31, 2013. On October 10, 2013, the Company issued 53,618 shares of common stock to Asher upon conversion of the $103.5 convertible promissory note dated April 8, 2013. On November 18, 2013, the Company issued 109,279 shares of common stock to Asher upon conversion of the $103.5 convertible promissory note dated May 13, 2013 plus accrued interest. The Company has recorded amortization expense amounting to $249 for the year ended December 31, 2013 in connection with the beneficial conversion feature of the notes. As of the date of this filing 100% of the balance of the convertible notes has been converted into common shares (Note 17).